EXHIBIT 24
POWER OF ATTORNEY
     Each person whose signature appears below appoints Robert E. Farr and Richard J. Miller, as such person’s true and lawful attorney to execute in the name of each such person, a Registration Statement of Form S-8 registering under the Securities Act of 1933, as amended, common shares to be sold under the Birmingham Bloomfield Bancshares, Inc. 2006 Stock Incentive Plan; and to file any amendments to that Registration Statement that such attorney may deem necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

Signature	Title	Date

/s/Robert E. Farr Robert E. Farr	President, Chief Executive Officer (Principal Executive Officer) and Director	August 23, 2007

/s/William R. Aikens William R. Aikens	Chairman of the Board and Director	August 23, 2007

/s/Donald J. Abood Donald J. Abood	Director	August 23, 2007

/s/Jane L. Brodsky Jane L. Brodsky	Director	August 23, 2007

/s/Harry Cendrowski Harry Cendrowski	Director	September 4, 2007

/s/Donald E. Copus Donald E. Copus	Director	August 23, 2007

/s/Charles Kaye Charles Kaye	Director	August 23, 2007

/s/Scott McCallum Scott McCallum	Director	August 23, 2007

/s/Richard J. Miller Richard J. Miller	Director	August 23, 2007

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Signature	Title	Date

/s/Daniel P. O’Donnell Daniel P. O’Donnell	Director	August 26, 2007

/s/Charles T. Pryde Charles T. Pryde	Director	August 23, 2007

/s/Donald Ruff Donald Ruff	Director	August 23, 2007

/s/Walter G. Schwartz Walter G. Schwartz	Director	August 23, 2007

/s/Henry G. Spellman Henry G. Spellman	Director	September 5, 2007

/s/Robert Stapleton Robert Stapleton	Director	September 4, 2007

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